SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Nature of Business
Nature of Business — The accompanying consolidated financial statements for Verso Paper Holdings LLC, a Delaware limited liability company, or “Verso Holdings,” include the accounts of Verso Holdings and its subsidiaries. Verso Paper Finance Holdings LLC, or “Verso Finance,” is our sole member and direct parent. As used in this report, the term “Verso” refers to Verso Corporation; the term “NewPage” refers to NewPage Holdings Inc., a Delaware corporation, which is an indirect, wholly owned subsidiary of Verso pursuant to the Merger Agreement (see below); the term “NewPage Corp” refers to NewPage Corporation, a Delaware corporation, which is an indirect, wholly owned subsidiary of NewPage; and the term for any such entity includes its direct and indirect subsidiaries when referring to the entity’s consolidated financial condition or results.  Unless otherwise noted, references to “Verso Holdings,” “Company,” “we,” “us,” and “our” refer to Verso Holdings.

We began operations on August 1, 2006, when we acquired the assets and certain liabilities comprising the business of the Coated and Supercalendered Papers Division of International Paper Company, or “International Paper.”  We were formed by affiliates of Apollo Global Management, LLC, or “Apollo,” for the purpose of consummating the acquisition from International Paper.  Verso went public on May 14, 2008, with an initial public offering, or “IPO,” of 14 million shares of common stock.

On January 3, 2014, Verso, Verso Merger Sub Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Verso, or “Merger Sub,” and NewPage Holdings Inc., a Delaware corporation, or “NewPage,” entered into an Agreement and Plan of Merger, or the “Merger Agreement,” pursuant to which the parties agreed to merge Merger Sub with and into NewPage on the terms and subject to the conditions set forth in the Merger Agreement, with NewPage surviving the merger as an indirect, wholly owned subsidiary of Verso Holdings. On January 7, 2015, Verso Holdings consummated the previously announced acquisition of NewPage through the merger of Merger Sub with and into NewPage, or the “NewPage acquisition,” pursuant to the Merger Agreement. As a result of the merger of Merger Sub with and into NewPage, Merger Sub’s separate corporate existence ceased and NewPage continued as the surviving corporation and an indirect, wholly owned subsidiary of Verso Holdings (see Note 21). As the NewPage acquisition was consummated subsequent to our year-end, the consolidated financial statements for the fiscal year ended December 31, 2014, exclude the impact of NewPage’s operations on our business.

We operate in the following two market segments:

Basis of Presentation
Basis of Presentation —This report contains the consolidated financial statements of Verso Holdings as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013, and 2012.  Variable interest entities for which Verso Holdings is the primary beneficiary are also consolidated.  Intercompany balances and transactions are eliminated in consolidation.

Liquidity
We have historically relied primarily upon cash flow from operations and borrowings under our revolving credit facilities to finance operations, capital expenditures, and debt service requirements.  We are a highly leveraged company. As of December 31, 2014, we had $1.3 billion in borrowings outstanding under our existing financing arrangements. Also as of December 31, 2014, $66.9 million was available for future borrowing under our revolving credit facilities.  Our debt arrangements contain financial and other restrictive covenants that limit our ability to engage in activities that may be in our long-term best interests. Failure to comply with those covenants could result in an event of default which, if not cured or waived, could result in the acceleration of all of our debts. If we are unable to repay our indebtedness when due or declared due, our lenders also will have the right to proceed against the collateral pledged to them to secure the indebtedness. Our indebtedness requires us to dedicate a substantial portion of our cash flows from operations to payments for our debt service, thereby reducing the availability of our cash flow to fund working capital, capital expenditures, research and development efforts, and other corporate purposes. In addition, our indebtedness increases our vulnerability to adverse economic and industry conditions and places us at a competitive disadvantage compared to competitors that have less debt.

Our ability to achieve our future projected operating results is largely based on the successful integration of NewPage (see Note 4), the borrowing availability of the combined company, and the synergies and operational cost reduction and earnings enhancement initiatives expected to be achieved from the acquisition. If the integration of NewPage into our business is not completed within the expected time frame, the synergies and other benefits that we expect to achieve could be materially and adversely affected, and these situations could result in additional transaction costs, loss of revenue or other effects associated with uncertainty about the acquisition. If we are unable to meet our projected performance targets, our liquidity could be adversely impacted and we may need to seek additional sources of liquidity. Our future performance could adversely affect our ability to raise additional capital to fund our operations, and there is no assurance that financing will be available in a sufficient amount, on acceptable terms, or on a timely basis.

Our ability to continue as a going concern is dependent on management’s plans, which are primarily centered on the synergies expected to be achieved from the NewPage acquisition and on the disposition of the Bucksport mill. We have certain significant cash outflow requirements over the next twelve months outside of normal paper mill operations, including our current debt service requirements (See Note 8), costs associated with the Bucksport mill closure (See Note 16), and transaction and integration costs associated with the NewPage acquisition (See Note 4).

Use of Estimates
Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, or “GAAP,” requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from these estimates.

Revenue Recognition
Revenue Recognition — Sales are recorded net of rebates, allowances, and discounts.  Revenue is recognized when the customer takes title and assumes the risks and rewards of ownership, in accordance with Financial Accounting Standards Board, or “FASB,” Accounting Standards Codification, or “ASC,” Topic 605, Revenue Recognition.  Revenue is recorded at the time of shipment for terms designated FOB, or “free on board,” shipping point.  For sales transactions designated FOB destination, revenue is recorded when the product is delivered to the customer’s site and when title and risk of loss are transferred.

Shipping and Handling Costs
Shipping and Handling Costs — Shipping and handling costs, such as freight to customer destinations, are included in Cost of products sold in the accompanying consolidated statements of operations.  When the sales price includes charges to customers for shipping and handling, such amounts are included in Net sales.

Planned Maintenance Costs
Planned Maintenance Costs — Maintenance costs for major planned maintenance shutdowns in excess of $0.5 million are deferred and then expensed ratably over the period until the next major planned shutdown, since we believe that operations benefit throughout that period from the maintenance work performed.  Other maintenance costs are expensed as incurred.

Environmental Costs and Obligations
Environmental Costs and Obligations — Costs associated with environmental obligations, such as remediation or closure costs, are accrued when such costs are probable and reasonably estimable.  Such accruals are adjusted as further information develops or circumstances change.  Costs of future expenditures for environmental obligations are discounted to their present value when the timing of expected cash flows are reliably determinable.

Equity Compensation
Equity Compensation — We account for equity awards in accordance with ASC Topic 718, Compensation – Stock Compensation.  ASC Topic 718 requires employee equity awards to be accounted for under the fair value method. Accordingly, share-based compensation is measured at the grant date based on the fair value of the award.  We use the straight-line attribution method to recognize share-based compensation over the service period of the award.

Income Taxes	Income Taxes — We are a limited liability corporation and are not subject to federal income taxes. We account for our state income taxes in accordance with ASC Topic 740.
Fair Value of Financial Instruments
Fair Value of Financial Instruments — The carrying amounts for cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued liabilities, and amounts receivable from or due to related parties approximate fair value due to the short maturity of these instruments.  We determine the fair value of our debt based on market information and a review of prices and terms available for similar obligations.  See also Note 8, Note 10, Note 13, and Note 14 for additional information regarding the fair value of financial instruments.

Cash and Cash Equivalents	Cash and Cash Equivalents — Cash and cash equivalents can include highly liquid investments with a maturity of three months or less at the date of purchase.
Inventories and Replacement Parts and Other Supplies
Inventories and Replacement Parts and Other Supplies — Inventory includes all costs directly associated with manufacturing products: materials, labor, and manufacturing overhead and are presented at the lower of cost or market.  Costs of raw materials, work-in-progress, and finished goods are determined using the first-in, first-out method.  Replacement parts and other supplies are stated using the average cost method and are reflected in Inventories and Intangibles and other assets on the consolidated balance sheet (see also Note 3 and Note 6).

Property, Plant, and Equipment
Property, Plant, and Equipment — Property, plant, and equipment is stated at cost, net of accumulated depreciation. Interest is capitalized on projects meeting certain criteria and is included in the cost of the assets.  The capitalized interest is depreciated over the same useful lives as the related assets.  Interest costs of $1.9 million and $1.3 million were capitalized, respectively, in 2014 and 2013.  Expenditures for major repairs and improvements are capitalized, whereas normal repairs and maintenance are expensed as incurred.

Depreciation and amortization are computed using the straight-line method for all assets over the assets’ estimated useful lives.  Estimated useful lives are as follows:

Years
Building	20 - 40
Machinery and equipment	10 - 20
Furniture and office equipment	3 - 10
Computer hardware and software	3 - 6
Leasehold improvements	Over the shorter of the lease term or the useful life of the improvements

Intangible Assets
Intangible Assets — We account for intangible assets in accordance with ASC Topic 350, Intangibles – Goodwill and Other.  Intangible assets primarily consist of trademarks, customer-related intangible assets, and patents obtained through business acquisitions.  The useful lives of trademarks were determined to be indefinite and, therefore, these assets are not amortized.  Customer-related intangible assets are amortized over their estimated useful lives of approximately twenty-five years.  Patents are amortized over their remaining legal lives of ten years.  The impairment evaluation of the carrying amount of intangible assets with indefinite lives is conducted annually or more frequently if events or changes in circumstances indicate that an asset might be impaired.

Trademarks are evaluated by comparing their fair value to their carrying values.  In the third quarter of 2014, we determined that sufficient indicators of a potential impairment of our trademarks existed and we performed an interim analysis of our trademarks for impairment. As a result of our analysis, we determined that the carrying value of our trademarks exceeded their fair value, which was determined using a level 3 fair value measurement. This fair value determination was made using the income approach, which required us to estimate unobservable factors such as a royalty rate and discount rate and identify relevant projected revenue. We recognized an impairment charge of $6.3 million based on a projected reduction of revenues driven primarily by a decline in U.S. demand. In 2013, we also determined that the carrying value of our trademarks exceeded their fair value, and recognized an impairment charge of $1.6 million based on a projection of reduced revenues driven primarily by a decline in U.S. demand. The trademark impairment charges are included in Cost of products sold in our consolidated statement of operations for the years ended December 31, 2014 and 2013.

During 2012, based on a projected reduction of revenues primarily as a result of a reduction in production capacity from the closure of the Sartell mill, we recognized a trademarks impairment charge of $3.7 million, which was included in Restructuring charges in our accompanying consolidated statement of operations for the year ended December 31, 2012.

Impairment of Long-Lived Assets
Impairment of Long-Lived Assets — Long-lived assets are reviewed for impairment upon the occurrence of events or changes in circumstances that indicate that the carrying value of the assets may not be recoverable, as measured by comparing their net book value to the estimated undiscounted future cash flows generated by their use.  Impaired assets are recorded at estimated fair value, determined principally using discounted cash flows.

In 2014, based on our plans to dispose of certain assets held by the legal entities that comprise the Bucksport mill (Verso Bucksport LLC and Verso Bucksport Power LLC), we recorded a fixed asset impairment charge of $88.7 million, as the carrying value of the assets held for sale were in excess of the fair value less the cost to sell. The fair value was determined based on the December 5, 2014 membership purchase agreement for the sale of the Bucksport mill. The impairment charge is included in Restructuring charges (see also Note 16) in our accompanying consolidated statements of operations.

In 2012, based on a comprehensive assessment of the damage resulting from the fire and explosion at our former paper mill in Sartell, Minnesota, we recorded a fixed asset impairment charge of $66.5 million, which was included in Restructuring charges (see also Note 16) in our accompanying consolidated statements of operations.  The impairment charge was calculated based on the excess of carrying value over the estimated fair value of the site, which was estimated based on preliminary negotiations with potential buyers received subsequent to our decision to shut down the mill.

Allowance for Doubtful Accounts
Allowance for Doubtful Accounts — We maintain an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments.  We manage credit risk related to our trade accounts receivable by continually monitoring the creditworthiness of our customers to whom credit is granted in the normal course of business.  Trade accounts receivable balances for sales to unaffiliated customers were approximately $84.0 million at December 31, 2014, compared to $100.7 million at December 31, 2013. As of December 31, 2014, our two largest customers accounted for approximately 27% of our accounts receivable.

We establish our allowance for doubtful accounts based upon factors surrounding the credit risks of specific customers, historical trends, and other information.  Based on this assessment, an allowance is maintained that represents what is believed to be ultimately uncollectible from such customers.

Deferred Financing Costs
Deferred Financing Costs — We capitalize costs incurred in connection with borrowings or establishment of credit facilities.  These costs are amortized as an adjustment to interest expense over the life of the borrowing or life of the credit facilities using the effective interest method.  In the case of early debt principal repayments, we adjust the carrying value of the corresponding deferred financing costs with a charge to interest expense, and similarly adjust the future amortization expense.

Asset Retirement Obligations
Asset Retirement Obligations — In accordance with ASC Topic 410, Asset Retirement and Environmental Obligations, a liability and an asset are recorded equal to the present value of the estimated costs associated with the retirement of long-lived assets where a legal or contractual obligation exists.  The liability is accreted over time, and the asset is depreciated over its useful life.  Our asset retirement obligations under this standard relate to closure and post-closure costs for landfills.  Revisions to the liability could occur due to changes in the estimated costs or timing of closure or possible new federal or state regulations affecting the closure.

As of December 31, 2014 and 2013, we had $0.8 million of restricted cash included in Intangibles and other assets in the accompanying consolidated balance sheet related to an asset retirement obligation in the state of Michigan.  This cash deposit is required by the state and may only be used for the future closure of a landfill.

The following table presents an analysis related to our asset retirement obligations included in Other liabilities and Accrued liabilities in the accompanying consolidated balance sheets:

	Year Ended December 31,
(Dollars in thousands)	2014	2013
Asset retirement obligations, January 1	$13,194	$11,854
Adjustment to existing liabilities	(3,733)	(190)
Liabilities related to assets held for sale	(1,914)	—
Accretion expense	683	887
Settlement of existing liabilities	(262)	(903)
Liabilities incurred	—	1,546
Asset retirement obligations	7,968	13,194
Less: Current portion	(453)	(486)
Non-current portion of asset retirement obligations, December 31	$7,515	$12,708

In addition to the above obligations, we may be required to remove certain materials from our facilities or to remediate them in accordance with current regulations that govern the handling of certain hazardous or potentially hazardous materials.  At this time, any such obligations have an indeterminate settlement date, and we believe that adequate information does not exist to reasonably estimate any such potential obligations.  Accordingly, we will record a liability for such remediation when sufficient information becomes available to estimate the obligation.

Derivative Financial Instruments
Derivative Financial Instruments — Derivative financial instruments are recognized as assets or liabilities in the financial statements and measured at fair value.  The effective portion of the changes in the fair value of derivative financial instruments that qualify and are designated as cash flow hedges are recorded in Accumulated other comprehensive loss.  Changes in the fair value of derivative financial instruments that are entered into as economic hedges are recognized in current earnings.  We use derivative financial instruments to manage our exposure to energy prices and interest rate risk.  Effective April 1, 2012, management elected to de-designate the remaining energy swaps that had previously been designated as cash flow hedges and to discontinue hedge accounting prospectively.

Pension Benefits
Pension Benefits — Pension plans cover substantially all of our employees.  The defined benefit plans are funded in conformity with the funding requirements of applicable government regulations.  Prior service costs are amortized on a straight-line basis over the estimated remaining service periods of employees.  Certain employees are covered by defined contribution plans.  Our contributions to these plans are based on a percentage of employees’ compensation or employees’ contributions.  These plans are funded on a current basis.